SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

DWS Enhanced Commodity Strategy Fund

The following information replaces similar disclosure in the “TAX INFORMATION” section of the fund’s prospectus:

The fund’s distributions (dividend distributions are expected to be paid semiannually and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.

The following information replaces the second paragraph in the “UNDERSTANDING DISTRIBUTIONS AND TAXES” section of the fund’s prospectus:

The fund intends to pay dividends to shareholders semiannually in July and December. The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, the fund may distribute at other times as needed.

Please Retain This Supplement for Future Reference

January 26, 2011 PROSTKR–34